Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (herein called this "Amendment") is made effective as of December 29, 2006, by and between BEAZER MORTGAGE CORPORATION, a Delaware corporation ("Borrower"), the banks identified on the signature pages hereof (individually referred to herein as a " Lender" and collectively as the "Lenders"), and GUARANTY BANK, a federal savings bank, as administrative and collateral agent for the Lenders ("Agent"), JPMORGAN CHASE BANK, N.A., as syndication agent, and U.S. BANK NATIONAL ASSOCIATION, as documentation agent.

W I T N E S S E T H:

WHEREAS, Borrower and Lender have entered into that certain Credit Agreement dated as of January 11, 2006 (the "Credit Agreement"), for the purposes and consideration therein expressed; and

WHEREAS, Borrower and Lender desire to extend and amend the Credit Agreement as provided herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Credit Agreement, in consideration of the loans which may hereafter be made by Lender to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I

Definitions and References

1.1  Terms Defined in the Credit Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Credit Agreement shall have the same meanings whenever used in this Amendment.

ARTICLE II

Amendments to Credit Agreement

2.1  Definitions. The definition of "Drawdown Termination Date" in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

"'Drawdown Termination Date' means the earlier of February 9, 2007, or the day on which the Notes first become due and payable in full in accordance with the terms thereof or this Agreement."

2.2  Waiver of Comparative Audit Requirement. Agent and Lender, on a one-time basis only for the Fiscal Year 2005, and upon Borrower's satisfaction of the conditions precedent listed in Article III hereof, hereby agree to waive the comparative audit requirement in Section 5.1(a)(i),(ii), whereby the Borrower is required to furnish the Borrower's audited Consolidated statements of income, stockholders' equity and cash flows for such Fiscal year in "comparative form" with the corresponding figures for the preceding Fiscal Year. Notwithstanding the foregoing, the execution of this Amendment shall not be deemed to be: (a) a waiver of Borrower's duty to provide both the Borrower's and Parent's audited Consolidated statements of income, stockholder's equity and cash flows for such Fiscal Year; rather, the execution of this Amendment is deemed a waiver solely with regard to the requirement to furnish the Borrower's audited Consolidated statements in "comparative form" with the corresponding figures for the Fiscal Year 2005; (b) a waiver by Lender of any of the Borrower's obligations under the Loan Documents, or (c) a waiver by Lender of any rights, remedies, offsets, claims, or other causes of action that Lender may have against Borrower under the Loan Documents, all of which rights Lender specifically reserves.

ARTICLE III

Conditions to Effectiveness

3.1  Effective Date. Amendment shall become effective as of the date first above written when and only when Agent shall have received, at Agent's office, three (3) original duly executed counterparts of this Amendment.

ARTICLE IV

Miscellaneous

4.1  Borrower Acknowledgment. Except as otherwise specified herein, the terms and provisions of the Credit Agreement are ratified and confirmed by Borrower and shall remain in full force and effect, enforceable in accordance with their terms. Borrower hereby acknowledges, agrees and represents that (i) contemporaneously with the effectiveness of this Amendment, the representations and warranties of Borrower contained in the Credit Agreement are true and correct representations and warranties, and (ii) Borrower has no set-offs, counterclaims, defenses or other causes of action against Lender arising out of the Credit Agreement, this Amendment, any other Loan Document or otherwise, and to the extent any such set-offs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are hereby waived by Borrower.

4.2  Costs and Expenses. Borrower shall pay, or cause to be paid, by check or wire transfer, all costs and expenses related to the preparation for and the closing of the transaction contemplated by this Amendment, including, but not limited to, the fees and expenses of legal counsel to Lender (which fees and expenses, as to legal counsel of Lender, shall be paid directly to legal counsel of Lender immediately upon presentation of a bill for legal services rendered).

4.3  CHOICE OF LAW; VENUE. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS. BORROWER HEREBY AGREES THAT THE OBLIGATIONS CONTAINED HEREIN ARE PERFORMABLE IN DALLAS COUNTY, TEXAS. ALL PARTIES HERETO AGREE THAT (I) ANY ACTION ARISING OUT OF THIS TRANSACTION SHALL BE FILED IN DALLAS COUNTY, TEXAS, (II) VENUE FOR ENFORCEMENT OF ANY OF THE OBLIGATIONS CONTAINED IN THIS AMENDMENT SHALL BE IN DALLAS COUNTY, TEXAS (III) PERSONAL JURISDICTION SHALL BE IN DALLAS COUNTY, TEXAS, (IV) ANY ACTION OR PROCEEDING UNDER THIS

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AMENDMENT SHALL BE COMMENCED AGAINST BORROWER IN DALLAS COUNTY, TEXAS (V) SUCH ACTION SHALL BE INSTITUTED IN THE COURTS OF THE STATE OF TEXAS LOCATED IN DALLAS COUNTY, TEXAS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS LOCATED IN DALLAS COUNTY, TEXAS, AT THE OPTION OF LENDER AND (VI) BORROWER HEREBY WAIVES ANY OBJECTION TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING AND ADDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO BE SUED ELSEWHERE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO ACCOMPLISH SERVICE OF PROCESS IN ANY MANNER PERMITTED BY LAW.

4.4  WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AMENDMENT, THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH OF THE PARTIES HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THE CREDIT AGREEMENT AND ANY OTHER LOAN DOCUMENTS.

4.5  Time is of the Essence. Time is of the essence in the performance of the covenants contained herein and in the Loan Documents.

4.6  Binding Agreement. This Amendment shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto; provided, however, the foregoing shall not be deemed or construed to (i) permit, sanction, authorize or condone the assignment of all or any part of any interest in and to Borrower or any Guarantor except as expressly authorized in the Loan Documents, or (ii) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.

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4.7  Headings. The section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.

4.8  Construction. Whenever the context hereof so required, reference to the singular shall include the plural and likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative of the general recitation.

4.9  Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be duly executed by facsimile or other electronic transmissions.

4.10  No Reliance. In executing this Amendment, Borrower warrants and represents that Borrower is not relying on any statement or representation other than those in the Credit Agreement and this Amendment and is relying upon its own judgment and advice of its attorneys.

4.11  ENTIRE AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed effective as of the date first above written.

BORROWER:                                                                           BEAZER MORTGAGE CORPORATION,
Borrower's Address:                      a Delaware corporation
1000 Abernathy Road, Suite 1200
Atlanta, GA 30328
Attention: Mr. Ron Kuhn
                                  By: /s/ Cory J. Boydston
With a copy of all notices to:                   Name: Cory J. Boydston
                                                                                                      Title: Senior Vice President
Mr. Kenneth J. Gary
Executive Vice President & General Counsel
Beazer Homes USA, Inc.
1000 Abernathy Road
Atlanta, GA 30328

STATE OF GEORGIA               §
                                                       §
COUNTY OF  FULTON            §

Before me, the undersigned notary public, on this 19th day of December, 2006, personally appeared Cory J. Boydston of Beazer Mortgage Corporation, a Delaware corporation, known to me (or proved to me by the production of a driver's license as identification) to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same on behalf of said corporation for the purposes and consideration therein expressed.

                   /s/ Teresa Rose Dietz
                   Notary Public - State of Georgia

My Commission expires:                                                                        Teresa Rose Dietz
5 -5 -2007                                                                                                   Printed Name of Notary

AGENT:                                 GUARANTY BANK,
Address:                                a Federal savings bank
8333 Douglas Avenue, 11th Floor
Dallas, Texas 75225
Attention: Ms. Amy Satsky
Fax: 214.360.3328
Tel: 214.360.2674                           By: /s/ Amy Satsky
                                                                                                                 Name: Amy Satsky
                Title: Vice President

LENDER:                               GUARANTY BANK,
Address:                                a Federal savings bank,
8333 Douglas Avenue, 11th Floor                                                      as a Lender and as Swingline Lender
Dallas, Texas 75225
Attention: Ms. Amy Satsky
Fax: 214.360.3328
Tel: 214.360.2674                                                                                   By: /s/ Amy Satsky
                                                                                                                 Name: Amy Satsky
                                                                                                                 Title: Vice President

LENDER:                                       JPMORGAN CHASE BANK, N.A.
                                                                                                                 as a Lender

                                                                                                                 By: /s/ R. Britt Langford
                                                                                                                 Name: R. Britt Langford
                                                                                                                 Title: Managing Director

LENDER:                               U.S. BANK NATIONAL ASSOCIATION
                                                                                                                 as a Lender

                                                                                                                 By: /s/ William J. Umscheid
                                                                                                                 Name: William J. Umscheid
                                                                                                                 Title: Vice President

LENDER:                               BANK OF AMERICA, N.A.
                                                                                                                 as a Lender

                                                                                                                 By: /s/ Elizabeth Kurilecz
                                                                                                                 Name: Elizabeth Kurilecz
                                                                                                                 Title: Senior Vice President

LENDER:                                       WASHINGTON MUTUAL BANK
                                                                                                                 as a Lender

                                                                                                                 By: /s/ Anne D. Brehony
                                                                                                                 Name: Anne D. Brehony
                                                                                                                 Title: Vice President

LENDER:                                                                                               NATIONAL CITY BANK OF KENTUCKY
                                                                                                                 as a Lender

                                                                                                                 By: /s/ Michael A. Johnson
                                                                                                                 Name: Michael A. Johnson
                                                                                                                 Title: Vice President

LENDER:                                       COMERICA BANK
500 Woodward Ave.                                                                            as a Lender
Detroit, MI 48226
Attn: Paul G. Dufault MC 3256
Fax: 313.222.9295
Tel: 313.222.9036                                                                                   By: /s/ Paul G. Dufault
                                                                                                                 Name: Paul G. Dufault
                                                                                                                 Title: Vice President

LENDER:                                                                                               COLONIAL BANK, N.A.
Colonial Bank, N.A.                                                                              as a Lender
Mortgage Warehouse Lending
201 E. Pine Street, Suite 730
Orlando, FL 32801
Attn: Jennifer Branker                                                                          By: /s/ Jennifer M. Branker
Fax: 407.835.6690                                                                                   Name: Jennifer M. Branker
Tel: 407.835.6700                                                                                   Title: Vice President

LENDER:                                                                                               CALYON NEW YORK BRANCH
                                                                                                                 as a Lender

                                                                                                                 By: /s/ David Cagle
                                                                                                                 Name: David Cagle
                                                                                                                 Title: Managing Director

                                                                                                                 By: /s/ Robert Smith
                                                                                                                 Name: Robert Smith
                                                                                                                 Title: Managing Director

LENDER:                                                                                               BNP PARIBAS
                                                                                                                 as a Lender

                                                                                                                 By: /s/ Duane Helkowski
                                                                                                                 Name: Duane Helkowski
                                                                                                                 Title: Managing Director

                                                                                                                 By: /s/ Berangere Allen
                                                                                                                 Name: Berangere Allen
                                                                                                                 Title: Vice President